EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nexscient, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned Fred E. Tannous, Interim Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Nexscient, Inc.

Date: January 27, 2026	By:	/s/ Fred E. Tannous
	Name:	Fred E. Tannous
	Title:	Interim Chief Financial Officer (Principal Financial and Accounting Officer)